                                                                    Exhibit 10.1

                           SOUTHWESTERN ENERGY COMPANY

                                  Common Stock

                                ($0.10 Par Value)

                             UNDERWRITING AGREEMENT



                                                               February 27, 2003

RBC Dain Rauscher Inc.
Raymond James & Associates, Inc.
Johnson Rice & Company L.L.C.
Hibernia Southcoast Capital, Inc.
As the Representatives of the
      several underwriters named in Schedule I hereto
c/o RBC Capital Markets
60 South Sixth Street
Minneapolis, MN  55402

Ladies and Gentlemen:

         Southwestern Energy Company, an Arkansas corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 8,250,000 shares of the Company's Common Stock, $0.10 par value (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 1,237,500 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

         As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

----------
         1 Plus an option to purchase up to 1,237,500 additional shares to cover over-allotments.

         The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Securities Act Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-101658), including a related prospectus (the "Base Prospectus") relating to the Common Stock and other securities of the Company to be sold from time to time by the Company in accordance with Rule 415 of the Securities Act, and such amendments thereof as may have been required to the date of this Agreement. The Registration Statement was declared effective as of 3:00 p.m. E.S.T. on January 28, 2003 (the "Effective Date"). Copies of such registration statement (including all amendments thereof and all documents deemed incorporated by reference therein) and of the related Base Prospectus have heretofore been delivered (or otherwise made available via the Commission's Edgar filing system) by the Company to the Underwriters. The term "Registration Statement" as used in this Agreement means such registration statement as amended to the date of this Agreement pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The term "Prospectus" means the Base Prospectus and the final prospectus supplement to the Base Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Rules (the "Prospectus Supplement"). The term "Preliminary Prospectus" means the Base Prospectus and the preliminary prospectus supplement to the Base Prospectus dated February 18, 2003 filed with the Commission pursuant to Rule 424(b) of the Securities Act. Unless otherwise stated herein, any reference herein to the Registration Statement and the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, which were filed under the Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus and deemed to be incorporated therein by reference.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ---------------------------------------------

         (a) At the time of filing the Registration Statement and on the Effective Date, the Company met the requirements for use of Form S-3. The Registration Statement, as of the Effective Date, and the Prospectus and any amendment or supplement thereto, when filed with the Commission, did comply and the Registration Statement, as amended, and the Prospectus, as amended or supplemented, as of the Closing Date (as defined below), will comply in all material respects with the requirements of the Securities Act and the Securities Act Rules. As of the Effective Date and the Closing Date, the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date the Prospectus or any amendment or supplement to the Prospectus is or was filed with the Commission and as of the Closing Date, the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding, the foregoing, the Company makes no representations or warranties as to

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statements in, or omissions from, the Prospectus or any amendment or supplement thereto made in reliance upon, and in conformity with, information furnished to the Company in writing by or on behalf of any Underwriter for use in the Prospectus.

         (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened under the Securities Act. Any required filing of the Prospectus pursuant to Rule 424(b) of the Securities Act Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

         (c) The documents filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission complied or will comply when so filed in all material respects with the requirements of the Exchange Act or the published rules and regulations under the Exchange Act (the "Exchange Act Rules"), as applicable.

         (d) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity or contribution hereunder may be limited by federal or state securities laws or the public policies underlying such laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has corporate power and authority to enter into this Agreement and to authorize, issue and sell the Shares as contemplated by this Agreement.

         (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Arkansas, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X) of the Company, as listed in Exhibit A hereto (each a "Significant Subsidiary," collectively, the "Significant Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus. The Company and each of its subsidiaries are duly qualified to transact business and are in good standing in all jurisdictions in which the conduct of their business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), properties, operations, earnings, business or prospects of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"). The outstanding shares of capital stock of each of the Significant Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are wholly owned by the Company or another Significant Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Significant Subsidiaries are outstanding.

         (f) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of shareholders exist with respect to any of the Shares or the issue and sale thereof.

         (g) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation. Immediately after the issuance and sale of the Shares to the Underwriters, no shares of preferred stock of the Company shall be issued and outstanding and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any existing or future right to acquire any shares of preferred stock of the Company. No holders of securities of the Company have rights to the registration of such securities under the Registration Statement that have not been waived.

         (h) To the knowledge of the Company, the Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company.

         (i) The consolidated financial statements of the Company and its subsidiaries, together with related notes as set forth or incorporated by reference in the Registration Statement or the Prospectus, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

         (j) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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         (k) PricewaterhouseCoopers LLP, which has certified certain financial statements of the Company and delivered its opinion with respect to the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Rules.

         (l) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of its subsidiaries might have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby.

         (m) No labor problem or dispute with the employees of the Company or its subsidiaries exists or, to the Company's knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect.

         (n) Except as described in the Preliminary Prospectus, as of the date hereof, each of the Company and its subsidiaries has (i) generally satisfactory or good and indefeasible title to all its interests in its oil and gas properties, title investigations having been carried out by or on behalf of such person in accordance with standards generally accepted in the oil and gas industry in the areas in which the Company and its subsidiaries operate and (ii) good and indefeasible title to all other real property and other material properties and assets described in the Preliminary Prospectus as owned by the Company or such subsidiary and valid, subsisting and enforceable leases for all of the properties and assets, real or personal, described in the Preliminary Prospectus as leased by them, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar law relating to or affecting the enforcement of creditors' rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in law or equity) in each case free and clear of any security interests, mortgages, pledges, liens, encumbrances or charges of any kind, other than those described in the Registration Statement and those that could not, individually or in the aggregate, have a Material Adverse Effect.

         (o) Except for any failure that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with U.S. generally accepted accounting principles. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be

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paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

         (p) Since the respective dates as of which information is given in the Preliminary Prospectus, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any transaction entered into by the Company or its subsidiaries that is material to the Company and its subsidiaries taken as a whole, other than transactions in the ordinary course of business and changes and transactions described or specifically contemplated in the Registration Statement.

         (q) Neither the Company nor any of its subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Amended and Restated Articles of Incorporation ("Charter") or Amended and Restated By-Laws ("By-Laws") or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of (i) any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party, (ii) of the Charter or By-Laws of the Company or (iii) any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except for, with respect to clauses (i) and (iii), any such conflict, breach, violation or default that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (r) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

         (s) The Company and each of its subsidiaries has all material licenses, certifications, permits, franchises, approvals, clearances and other regulatory authorizations ("Permits") from governmental authorities as are necessary to conduct its businesses as currently conducted and to own, lease and operate its properties in the manner described in the Prospectus. There is no claim, proceeding or controversy, pending or, to the knowledge of the Company or any of its subsidiaries, threatened, involving the status of or sanctions under any of the Permits. The Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to the Permits, and, to the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company or any of its subsidiaries under such Permit.

         (t) The Company and its subsidiaries are exempt from registration under the provisions of the Public Utility Holding Company Act of 1935, as amended, pursuant to Section 3(a) thereof.

         (u) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

         (v) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, and the rules and regulations of the Commission thereunder.

         (w) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries. All material policies of insurance insuring the Company or any of its subsidiaries or any of their respective businesses, assets, employees, officers and directors are in full force and effect, and the Company and its subsidiaries are in compliance with the terms of such policies in all material respects. There are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

         (x) Except as disclosed in the Preliminary Prospectus, the Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (y) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         (z) Except as set forth in the Preliminary Prospectus or on Exhibits A or B, the Company does not own, directly or indirectly, any shares of capital stock and does not have any other equity or ownership or proprietary interest in any corporation, partnership, association, trust, limited liability company, joint venture or other entity.

         (aa) Neither the Company nor any Subsidiary is in material violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous chemicals, toxic substances or radioactive and biological materials or relating to the protection or restoration of the environment or human exposure to hazardous chemicals, toxic substances or radioactive and biological materials (collectively, "Environmental Laws"). Neither the Company nor its subsidiaries own or operate any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Company, there is no pending investigation which might lead to such a claim.

         (bb) No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Company or any of its subsidiaries, by any of their officers or directors, or, to the knowledge of the Company, by any of the Company's employees or agents or by any other person in connection with any opportunity, contract, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or any of its subsidiaries, except for such payments or inducements as were lawful under applicable laws, rules and regulations. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or any of its subsidiaries.

         (cc) Each of the Company and its subsidiaries owns or possesses adequate rights to use the patents, patent rights, licenses, inventions, copyrights, know-how (including seismic data, trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively and together with any applications or registrations for the foregoing, the "Intellectual Property") as necessary to conduct the business now operated by them and as proposed to be carried on as described in the Registration Statement and the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, which infringement or conflict (if the subject of any unfavorable decision, ruling or finding), individually or in the aggregate, would result in a Material Adverse Effect.

         (dd) The information contained in the Registration Statement and the Prospectus regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Securities Act and the Exchange Act reflect the Company's good faith belief and/or estimate of the matters described therein.

         (ee) Netherland, Sewell & Associates, whose report as of December 31, 2002 is referenced in the Prospectus, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Company. K&A Energy Consultants, Inc., whose reports as of December 31, 2000 and December 31, 2001 are referenced in the Prospectus, was, as of the dates of such reports, an independent petroleum engineer with respect to the Company.

      2. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.
         ----------------------------------------------

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $10.925 per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

         (b) Payment for the Firm Shares to be sold hereunder is to be made by wire transfer of immediately available funds to a bank account designated by the Company against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Delivery of the Firm Shares is to be made through the facilities of the Depository Trust Company, New York, New York at 10:00 a.m., New York time, on the fourth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.

         (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as the Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be specified in the notice and shall not be less than three nor more than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing

Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as the Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer of immediately available funds to a bank account designated by the Company.

      3. OFFERING BY THE UNDERWRITERS.
         ----------------------------

         It is understood that the several Underwriters are to make a public offering of the Firm Shares as set forth in the Prospectus. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

      4. COVENANTS OF THE COMPANY.
         ------------------------

         The Company covenants and agrees with the several Underwriters that:

         (a) The Company shall prepare the Prospectus Supplement in a form reasonably acceptable to the Underwriters and file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

         (b) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         (c) The Company will advise the Representatives promptly (i) when any amendment to the Registration Statement shall become effective; (ii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (d) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

         (e) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any preliminary prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto excluding all exhibits filed therewith.

         (f) The Company will comply with the Securities Act and the Securities Act Rules, and the Exchange Act, and the Exchange Act Rules, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

         (g) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Rules and will advise you in writing when such statement has been so made available.

         (h) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of RBC Dain Rauscher Inc.; provided, that this provision will not restrict the Company from issuing Common Stock pursuant to the exercise of options outstanding on the date hereof, granting employee stock options and restricted stock pursuant to the terms of a plan in effect on the date hereof, issuing Common Stock pursuant to the exercise of such options, issuances to its employees under the terms of the employee stock purchase plan in effect on the date hereof, issuing Common Stock pursuant to the terms of the director compensation plan in effect on the date hereof, the filing of registration statements on Form S-8 and amendments thereto in connection with those stock options or the Company's employee stock purchase plans in existence on the date hereof.

         (i) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

         (j) The Company has caused each of the directors of the Company and the senior executive officers of the Company to furnish to you, on or prior to the date of this Agreement, a letter, in the form attached hereto as Exhibit C.

         (k) The Company shall apply the net proceeds of its sale of the Shares as described under the heading "Use of Proceeds" in the Prospectus.

         (l) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the 1940 Act.

         (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

      5. COSTS AND EXPENSES.
         ------------------

         The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, any preliminary prospectus, the Prospectus, the Listing Application and any supplements or amendments thereto; the filing fees of the Commission; and Listing Fee of the New York Stock Exchange. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company.

         The Company shall not, however, be required to pay for any of the Underwriters expenses except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof (other than the condition contained in Section 6(d)) are not satisfied, or because this Agreement is terminated by the Representatives pursuant to clauses (i), (v) or (vi) in Section 11 hereof, unless such failure to satisfy said condition be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses (including reasonable fees and disbursements of outside counsel), reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares. The reimbursement obligations of the Company pursuant to this Section 5 shall survive termination of this Agreement.

      6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.
         ---------------------------------------------

         The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date and the Option Closing Date, if any, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance of the Shares. No order preventing or suspending the use of any Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Underwriter. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

         (b) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinions of Cleary, Gottlieb, Steen & Hamilton, counsel for the Company, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters in the form set forth on Exhibit D hereto.

         (c) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinions of Mark K. Boling, Executive Vice President, General Counsel and Secretary of the Company, or Jeffrey L. Dangeau, General Counsel of Arkansas Western Gas Company, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters in the form set forth as Exhibit E hereto.

         (d) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, the opinion of Kutak Rock, Arkansas counsel for the Underwriters, dated the Closing Date or the Option Closing Date, if any, addressed to the Underwriters in the form set forth as Exhibit F hereto.

         (e) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, an opinion dated the Closing Date and the Option Closing Date, if any, with respect to such matters as the Representatives reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

         (f) You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, if any, in form and substance satisfactory to you, of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable Securities Act Rules and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and the Prospectus.

         (g) The Representatives shall have received on the Closing Date and the Option Closing Date, if any, a certificate or certificates of the Company's Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, if any, each of them severally represents that they have carefully examined the Registration Statement and the Prospectus and as follows:

         (i) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

         (ii) The representations and warranties of the Company contained in
    Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, if any, as the case may be; and

         (iii) Since the respective date as of which information is given in the Preliminary Prospectus, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business other than as described or contemplated in the Preliminary Prospectus.

         (h) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

         (i) The Firm Shares and Option Shares, if any, have been approved for designation upon notice of issuance on the New York Stock Exchange.

         (j) The lockup letters described in Section 4(j) are in full force and effect.

         (k) On the date hereof, on the Closing Date and on the Option Closing Date, if any, the Underwriters shall have received from Netherland, Sewell & Associates, independent petroleum engineers for the Company, a letter in form attached hereto as Exhibit G.

         If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing on or prior to the Closing Date or the Option Closing Date, if any.

         In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

      7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.
         --------------------------------------------

         The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

      8. INDEMNIFICATION.
         ---------------

         (a) The Company agrees:

         (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading any act or failure to act; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof.

         (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

         (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any preliminary prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event

(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

         It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Shares, and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Shares, (ii) the sentences related to concessions and reallowances, (iii) the sentences regarding the receipt by certain affiliates of RBC Dain Raucher Inc. and Hibernia Southcoast Capital, Inc. of more than 10% of the proceeds of the offering and compliance with Rule 2710(c)(8) of the National Association of Securities Dealers, Inc. Conduct Rules, (iv) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus, and (v) the paragraph regarding the availability of prospectuses in electronic format and Internet distributions, constitute the only information furnished in writing by or on behalf of any Underwriter.

         (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred upon demand by such indemnified party. The indemnity and contribution agreements contained in this Section shall survive any termination of this Agreement.

      9. DEFAULT BY UNDERWRITERS.
         -----------------------

         If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the Closing Date or the Option Closing Date, if any, and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, RBC Dain Rauscher Inc. may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date or Option Closing Date and arrangements satisfactory to RBC Dain Rauscher Inc. and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8 (provided that if such default occurs with respect to Option Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      10. NOTICES.
          -------

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

         if to the Underwriters, to         RBC Dain Rauscher Inc.
                                            c/o RBC Capital Markets
                                            60 South Sixth Street
                                            Minneapolis, MN 55402

                                            Attention: Wade Massad
                                                       Syndicate Director

                                            Fax: (612) 371-2837

         if to the Company, to              Southwestern Energy Company
                                            2350 North Sam Houston Parkway East
                                            Suite 300
                                            Houston, Texas 77032

                                            Attention:  Greg D. Kerley
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer

                                            Fax: (281) 618-4820

      11. TERMINATION.
          -----------

         (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the time of execution of this Agreement or the date as of which information is given in the Prospectus (dated on or prior to the date hereof), any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, (ii) subsequent to the time of execution of this Agreement, any outbreak or escalation of hostilities or declaration of war or national emergency or act of terrorism or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, act of terrorism, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, (iii) suspension of trading in securities generally on the New York Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on such exchange, (iv) declaration of a banking moratorium by United States or New York State authorities, (v) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act), or (vi) the suspension of trading of the Company's common stock by the New York Stock Exchange, the Commission, or any other governmental authority.

         (b) This Agreement may also be terminated as provided in Sections 6 and 9 hereof.

      12. SUCCESSORS.
          ----------

         This Agreement has been and is made solely for the benefit of the Company and Underwriters and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

      13. INFORMATION PROVIDED BY UNDERWRITERS.
          ------------------------------------

         The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information contained under the paragraphs 4 and 11 under the caption "Underwriting" in the Prospectus Supplement.

      14. MISCELLANEOUS.
          -------------

         The representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       SOUTHWESTERN ENERGY COMPANY



                                       By /s/ Greg D. Kerley
                                          --------------------------------------
                                           Greg D. Kerley
                                           Executive Vice President
                                           and Chief Financial Officer



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

RBC DAIN RAUSCHER INC.
RAYMOND JAMES & ASSOCIATES, INC.
JOHNSON RICE & COMPANY, L.L.C.
HIBERNIA SOUTHCOAST CAPITAL, INC.

As the Representatives of the several
Underwriters listed on Schedule I

By:  RBC DAIN RAUSCHER INC.


By: /s/  Wade Massad
    ---------------------
Name:    Wade Massad
Title:  Managing Director

                                   SCHEDULE I

                            Schedule of Underwriters



                                                  Number of Firm Shares
              Underwriter                           to be Purchased
RBC Dain Rauscher Inc.                                  3,442,500
                                                 -------------------------------

Raymond James & Associates, Inc.                        1,402,500
                                                 -------------------------------

Johnson Rice & Company, L.L.C.                          1,402,500
                                                 -------------------------------

Hibernia Southcoast Capital, Inc.                       1,402,500
                                                 -------------------------------

Brean Murray & Co., Inc.                                 100,000
                                                 -------------------------------

CIBC World Markets Corp.                                 100,000
                                                 -------------------------------

A.G. Edwards & Sons, Inc.                                100,000
                                                 -------------------------------

First Albany Corporation                                 100,000
                                                 -------------------------------

Friedman, Billings, Ramsey & Co., Inc.                   100,000
                                                 -------------------------------

Petrie Parkman & Co., Inc.                               100,000
                                                 -------------------------------

                           Total                         8,250,000
                                                 -------------------------------


                                   Schedule I

                                    Exhibit A

                        List of Significant Subsidiaries

                                                         State of Incorporation
            Significant Subsidiary Name                     or Organization
            ---------------------------                     ---------------

Arkansas Western Gas Company                                  Arkansas

SEECO, Inc.                                                   Arkansas

Southwestern Energy Production Company                        Arkansas

Southwestern Energy Services Company                          Arkansas



                                  Exhibit A-1

                              Exhibit B

             Other Subsidiaries and Company Ownership of Securities



--------------------------------------------------------------------------------
                                                State of Incorporation
               Subsidiary Name                     or Organization
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Diamond "M" Production Company                         Delaware
--------------------------------------------------------------------------------
Southwestern Energy Pipeline Company                   Arkansas
--------------------------------------------------------------------------------
Arkansas Western Pipeline Company                      Arkansas
--------------------------------------------------------------------------------
A.W. Realty Company                                    Arkansas
--------------------------------------------------------------------------------
Overton Partners, L.P.                                  Texas
--------------------------------------------------------------------------------
Overton Partners, LLC                                   Texas
--------------------------------------------------------------------------------
Arkansas Gas Gathering Company                         Arkansas
--------------------------------------------------------------------------------








                                  Exhibit B-1

                                    Exhibit C

                              Form of Lockup Letter

Southwestern Energy Company
2350 North Sam Houston Parkway East
Suite 300
Houston, TX 77032

RBC Dain Rauscher Inc.
Raymond James & Associates, Inc.
Johnson Rice & Company L.L.C.
Hibernia Southcoast Capital

c/o      RBC Capital Markets
         60 South Sixth Street
         Minneapolis, MN 55402

Dear Sirs:

         As an inducement to the several Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for common stock, par value $0.10 per share (the "Common Stock"), of Southwestern Energy Company, and any successor (by merger or otherwise) thereto (the "Company"), the undersigned hereby agrees that from the date hereof through and including the date that is 90 days after the public offering date set forth on the final prospectus supplement used to sell the Common Stock (the "Public Offering Date") pursuant to the Underwriting Agreement, to which you are or expect to become parties, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of RBC Dain Rauscher Inc. In addition, the undersigned agrees that, without the prior written consent of RBC Dain Rauscher Inc., it will not, during the period commencing on the date hereof and ending 90 days after the Public Offering Date, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock.

         The restrictions in the preceding paragraph do not apply to transfers or sales of shares of Common Stock in connection with a cashless exercise of an option to purchase Common Stock granted under a benefit plan and existing as of the Public Offering Date. Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Agreement. In addition, any Common Stock acquired by the undersigned in connection with the o


                                  Exhibit C-1
ffering contemplated by the Underwriting Agreement will also be subject to this Agreement. Any Common Stock acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Common Stock (i) that is a bona fide gift or gifts or (ii) to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

         This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void if the Public Offering Date shall not have occurred on or before the date that is 30 days after the date of this Agreement.

                                               Very truly yours,





                                  Exhibit C-2

                                    Exhibit D

               Form of Cleary, Gottlieb, Steen & Hamilton Opinion

         Cleary, Gottlieb, Steen & Hamilton shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date or Option Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth below:

                  (i) The execution and delivery of the Underwriting Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any agreement or instrument (other than the Charter and the Bylaws as to which such counsel need express no opinion) referenced as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                  (ii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of the Underwriting Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                  (iii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by the Underwriting Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act of 1940.

                  (iv) The description in the Registration Statement and Prospectus under the caption "U.S. Tax Consequences to Non-United States Holders" is accurate and fairly presents the information required to be shown.

                  The foregoing opinions are limited to the laws of the State of New York and the federal laws of the United States of America, except that we express no opinion as to any federal energy or public utility laws or any other federal laws specifically relating to public utilities or the exploration and production of oil and natural gas.

                  In addition to the matters set forth above, such counsel shall also provide a letter to the effect that (i) the Registration Statement (except that such counsel need express no view as to financial statements and related schedules, reserve estimates or the statistical and operating data therein or the exhibits thereto), as of its effective date and as of the Closing Date, and the Prospectus (except as aforesaid), as of its date and as of the Closing Date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Securities Act Rules, (ii) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (except that such counsel need express no view as to financial statements and related schedules, reserve estimates or the statistical and operating data therein or the exhibits


                                  Exhibit D-1
thereto), at the time it was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the Exchange Act Rules and (iii) nothing has come to the attention of such counsel that leads them to believe that (i) the Registration Statement, at the time it became effective under the Securities Act and as of the Closing Date or Option Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Securities Act Rules and as of the Closing Date or Option Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements and related schedules, reserve estimates or the statistical and operating data therein). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.









                                  Exhibit D-2

                                   Exhibit E

                        Form of In-House Counsel Opinion

         Mark K. Boling, General Counsel of the Company, shall have furnished to the Underwriters his written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date or Option Closing Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth below:

                  (i) The Company has outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                  (ii) The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries are owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

                  (iii) The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a Material Adverse Effect upon the business of the Company and the Subsidiaries taken as a whole.

                  (iv) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, that has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any common stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of common stock or other securities of the Company.

                  (v) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.



                                  Exhibit E-1

                  (vi) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Prospectus.

                  (vii) Each of the Company and the Subsidiaries is exempt from registration and all other regulations and requirements of the Public Utility Holding Company Act of 1935, as amended ("PUHCA") and the rules and regulations promulgated thereunder, other than Section 9(a)(2) thereof, pursuant to 3(a)(1) of PUHCA and SEC Rule 2.

                  (viii) Such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus that is not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (ix) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of the Underwriting Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.





                                  Exhibit E-2

                                    Exhibit F

                        Form of Arkansas Counsel Opinion

         Kutak Rock LLP shall have furnished to the Underwriters its written opinion, as counsel to the Underwriters, addressed to the Underwriters and dated the Closing Date or Option Closing Date, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth below:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Arkansas with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement;

                  (ii) The Shares conform to the description thereof contained in the Prospectus.

                  (iii) The Company has authorized capital stock as set forth under the caption "Capitalization" in the Prospectus; the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; the Shares, including the Option Shares, if any, to be sold by the Company pursuant to the Underwriting Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by the Underwriting Agreement; and no preemptive rights of shareholders exist with respect to any of the Shares or the issue or sale thereof.

                  (iv) The statements under the caption "Description of Common Stock" in the Base Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

                  (v) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.




                                  Exhibit F-1

                                    Exhibit G

                      Form of Letter from Reserve Engineers

                                February _, 2003


RBC Dain Rauscher Inc.
Raymond James & Associates, Inc.
Johnson Rice & Company L.L.C.
Hibernia Southcoast Capital, Inc.
c/o RBC Capital Markets
     60 South Sixth Street
Minneapolis, MN  55402

Ladies and Gentlemen:

This letter was prepared pursuant to the request of Southwestern Energy Company (the "Company") and is being delivered to you pursuant to Section 6(k) of the Underwriting Agreement by and between you and the Company dated February __, 2003 (the "Underwriting Agreement"). We have prepared an audit of the Company's estimates of proved reserves attributable to the interests of the Company as of December 31, 2002 (the "Reserve Audit"). Part of the Reserve Audit is discussed and included in the prospectus and prospectus dated January 28, 2003 and prospectus supplement dated February __, 2003 including any documents incorporated by reference therein, (collectively, the "Prospectus"). We have reviewed the sections of the Prospectus where we or such Reserve Audit are referenced.

We are independent petroleum engineers with respect to the Company. Our employment by the Company for work performed in connection with the Prospectus and the Reserve Audit was not on a contingent basis. At the time of preparation of our Reserve Audit we did not have, and at the date hereof we do not have, any financial interest in the Company. We are not connected with the Company as a promoter, underwriter, voting trustee, director, officer, or employee.

The estimates of the proved reserves attributable to the interests of the Company, as of December 31, 2002, set forth in the Prospectus correctly reflect the Company's estimates of these amounts as presented in the Reserve Audit. These amounts were estimated in accordance with Securities and Exchange Commission guidelines.

Since the date of the Reserve Audit, nothing has been brought to our attention by the Company that would lead us to believe that there has been a material decrease (5 percent or greater) in the Company's estimated reserves as presented in our Reserve Audit, except for reductions attributable to actual production.

This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities, and it is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the


                                  Exhibit G-1
registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in any other document, except that reference may be made to it in the Underwriting Agreement.


                                                       Very truly yours,



                                                       J. Carter Henson, Jr.
                                                       Senior Vice President
JCH:JMB







                                  Exhibit G-2